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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                  ------------------


                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                            Date of Report:  June 2, 1997
                                             ------------

                                  UROMED CORPORATION
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)



        Massachusetts                     000-23266              04-3104185
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(State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                   64 A Street, Needham, Massachusetts  02194
                   ------------------------------------------
                     Address of principal executive offices


          Registrant's telephone number, including area code: (617) 433-0033
                                                              --------------


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Item 5.  Other Events

    On June 2, 1997, the Registrant issued a press release announcing a restructuring of its operations.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit Number      Description
         --------------      -----------

              99.1 Press Release issued June 2, 1997 announcing a restructuring of the Registrant's operations.

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                             SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UROMED CORPORATION


Dated:  June 10, 1997                  By:  /s/Paul J. Murphy
                                            -------------------------
                                       Paul J. Murphy, Treasurer and
                                       Chief Financial Officer